NOTE 5 - TAXES ON INCOME: Schedule of Effective Income Tax Rate Reconciliation (Details) - USD ($)	12 Months Ended
	Dec. 31, 2025	Dec. 31, 2024	Dec. 31, 2023
Details
Net profit (loss) as reported in the statements of operations	$ 86,000	$ 78,000	$ 62,000
Statutory tax rate	23.00%	23.00%	23.00%
Income Tax under statutory tax rate	$ 19,800	$ 17,900	$ 14,300
Added to tax carried forward losses (less full valuation allowance)	(19,800)	(17,900)	(14,300)
Provision for income tax	$ 0	$ 0	$ 0